PREMIER FINANCIAL BANCORP, INC.
                                 P. O. Box 1485
                            115 North Hamilton Street
                           Georgetown, Kentucky 40324
                                ----------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 19, 2002
                                ----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premier Financial Bancorp, Inc. will be held at the Radisson Hotel located at 1001 3rd Avenue, Huntington, West Virginia on Wednesday, June 19, 2002 at 10:30 a.m. (EDT) for the following purposes:

         (1) To elect eleven (11) directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and qualified;

         (2) To approve the Premier Financial Bancorp, Inc. 2002 Employee Stock Ownership Incentive Plan;

         (3) To ratify the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the 2002 fiscal year; and

         (4) To transact such other business as may properly come before the meeting.


         The Board of Directors has set the close of business on May 1, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the meeting.

         EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY OTHER ACCEPTED MEANS OF EXECUTION (INTERNET, TELEPHONE, E.T.C.). SHAREHOLDERS ATTENDING THE MEETING IN PERSON MAY VOTE IN PERSON THOUGH YOU HAVE PREVIOUSLY EXECUTED A PROXY.
                                            By Order of the Board of Directors,
                                            /s/ E. V. Holder, Jr.
                                            ------------------------------------
                                            E. V. Holder, Jr.
                                            Secretary

Georgetown, Kentucky
May 17, 2002

                         PREMIER FINANCIAL BANCORP, INC.
                                 P. O. Box 1485
                            115 North Hamilton Street
                           Georgetown, Kentucky 40324

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 19, 2002
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of Premier Financial Bancorp, Inc., a Kentucky corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, $1.00 par value per share (the "Common Stock"), as of the close of business on May 1, 2002, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, June 19, 2002 at 10:30 a.m (eastern daylight time) at the Radisson Hotel, 1001 3rd Avenue, Huntington, West Virginia and at any adjournment or postponement thereof. The date of this Proxy Statement is April 30, 2002.

PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, holders of shares of Common Stock will be asked to consider and vote upon the following matters:

        (1) The election of eleven directors of the Company who will serve until the 2003 Annual Meeting and until their successors are elected and qualified;

        (2) The approval of the Premier Financial Bancorp, Inc. 2002 Employee Stock Ownership Incentive Plan;

        (3) The ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

        (4) The transaction of such other business as may properly come before the Annual Meeting.

     The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Director's eleven nominees for election as directors of the Company, "FOR" the approval of the Premier Financial Bancorp, Inc. 2002 Employee Stock Ownership Incentive Plan and "FOR" the ratification of the Board of Director's appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

         Only holders of record of shares of Common Stock as of the close of business on May 1, 2002 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter, other than the election of directors, that may properly come before the Annual Meeting. In the election of directors, holders of Common Stock have cumulative voting rights whereby each holder is entitled to vote the number of shares of Common Stock held multiplied by eleven (the number of directors to be elected at the Annual Meeting), and each holder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of Record Date there were 5,232,230 shares of Common Stock outstanding.

         Those nominees for election to the Board of Directors receiving the eleven highest number of votes in the election of directors will be elected to the Board. The 2002 Employee Stock Ownership Incentive Plan and the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for 2002 will be ratified if the votes cast in favor of ratification exceed the votes cast against ratification.

         All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Director's eleven nominees for election as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees to ensure the election of as many of the Board's nominees as possible) and for the ratification of the 2002 Employee Stock Ownership Incentive Plan and the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or

(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of E.V. Holder, Jr., Secretary.

         The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal meeting, mail, telephone, facsimile or other electronic means.

ANNUAL REPORT

         The Company's 2001 Annual Report, which includes audited consolidated financial statements, accompanies this Proxy Statement. The Company will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be in writing and directed to the Company, to the attention of Brien M. Chase, Chief Financial Officer.

PRINCIPAL SHAREHOLDERS
         As of March 31, 2002, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:


NAME AND ADDRESS                    NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)     OUTSTANDING SHARES
Marshall T. Reynolds                    559,990                    10.7%
P.O. Box 4040
Huntington, West Virginia 25729

Tontine Financial Partners, L. P.       421,100                     8.0%
237 Park Avenue, Suite 900
New York, New York    10017

Joan C. Edwards                         363,352                     6.9%
2100 South Ocean Lane
Ft. Lauderdale, Florida 33316

Brinson Partners, Inc                   307,272                     5.9%
209 South LaSalle
Chicago, Illinois 60604

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

                              ELECTION OF DIRECTORS
                                (Item 1 on Proxy)

         A board of eleven directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Company's bylaws, until the 2003 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of who are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                                                                     Common
                                                                 Director of         Stock           Percentage
                                                                   Company        Beneficially           Of
                             Principal Occupation               Continuously        Owned as         Outstanding
        Nominee                or Employment(1)         Age         Since        of 3/31/2001(2)        Shares
------------------------- --------------------------- -------- ---------------- ----------------- ------------------
Toney K. Adkins           Vice President,               52         7/12/91           6,180          less than 1%
                          Administration, Champion
                          Industries, Inc.
                          (commercial printing and
                          office supplies)

Hosmer A. Brown, III      Attorney-at-Law               81         4/18/01           59,451             1.1%

Edsel R. Burns            Independent Business          51         7/19/00            787           less than 1%
                          Consultant(3)
Gardner E. Daniel         Retired President and         66         4/11/95           34,618         less than 1%
                          Chief Executive Officer
                          of the Company(4)

E.V. Holder, Jr.          Attorney-at-law               69         7/12/91           16,720         less than 1%

Wilbur M. Jenkins         Retired business owner        74         4/11/95          125,340             2.4%
                          (cable manufacturing)

Keith F. Molihan          Executive Director,           59         9/14/99           5,826          less than 1%
                          Ironton/Lawrence County
                          Area Community Action
                          Organization

Marshall T. Reynolds      Chairman and Chief            65         1/19/96          559,990            10.7%
                          Executive Officer,
                          Champion Industries, Inc.
                          (commercial printing and
                          office supplies)(5)

Neal Scaggs               President, Logan Auto         66          9/8/98            9,345         less than 1%
                          Parts, Inc.

Robert W. Walker          President and Chief           55        10/17/01           22,490         less than 1%
                          Executive Officer of the
                          Company

Thomas Wright             Owner and Chairman,           49         4/18/01           54,134             1.0%
                          NexQuest, Inc. (management
                          company)
All directors and                                                                   899,827            17.2%
executive officers as
a group (15 in number
including the
above-named persons)

--------------------------------------------------------------------------------

(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3) Mr. Burns served as Chief Financial Officer of Genesis Health Systems from June 2001 until December 31, 2001. He served as Chief Financial Officer of Central City on Line from March 2000 to April 2001. From January 1999 to March 2000 he was on the audit staff of Arnett and Foster, PLLC. Prior to that he worked in various financial positions with Banc One Corporation.

(4) Mr. Daniel retired as President of the Company's subsidiaries, Georgetown Bank and Trust and Citizens Bank, on March 31, 1999. He returned from retirement on June 30, 2000, to serve as President and Chief Executive Officer of the Company until the appointment of Robert Walker as President and Chief Executive Officer in October, 2001.

(5) Mr. Reynolds serves as the Company's Chairman of the Board. From 1985 to November 1993, Mr. Reynolds also served as Chairman of the Board of Directors of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.).

(6) Prior to becoming the President and Chief Executive Officer of the Company, Mr. Walker was president of Boone County Bank, Inc. from September 1998 to October 2001. Prior to that Mr. Walker was a regional president at Bank One West Virginia N.A.

         The Company's Board of Directors recommends that shareholders vote "FOR" the election of each of the Company's nominees for election as a director.

         The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

         The Board of Directors considers nominations of candidates for election as directors. The Company's bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 14 days nor more than 50 days prior to the scheduled date of the meeting (or, if less than 21 days notice of the date of the meeting is given, the 7th day following the day such notice was given).

         Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and the name and address of the proposed nominee. If the

Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

         By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.


CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings and Committees
         During 2001, the Board of Directors met seventeen times, the Compliance Committee met 2 times, the Compensation Committee met 4 times, the Planning Committee met 3 times, and the Audit Committee met 5 times. Each director attended seventy-five percent or more of all meetings of the Board of Directors and committees of the Board on which he serves.

Compensation of the Board of Directors
         Directors who are not full time employees of the Company or any subsidiary receive fees for their services of $500 for each meeting of the Board and are reimbursed for expenses incurred in connection with their services as directors. Directors receive no compensation for attending committee meetings.

Other Directorships
         The Company's Chairman of the Board, Marshall T. Reynolds, serves as a director of the following publicly held companies or banks whose shares are registered under the Exchange Act: Abigail Adams Bancorp, Inc., Washington, D.C.; Champion Industries, Inc., Huntington, West Virginia; and First Guaranty Bank, Hammond, Louisiana.

Audit Committee
         The Audit Committee of the Board of Directors consists of the following three non employee directors: E. V. Holder, Jr., Chairman, Edsel
R. Burns and Keith F. Molihan.
         The Company's Board of Directors has adopted a written charter for the Audit Committee, which sets out the functions and responsibilities of the Audit Committee. A copy of the written charter of the Audit Committee is attached as Annex A to this proxy statement. As described in the charter, this committee makes recommendations to the Board of Directors with respect to the selection of independent accountants; the review and scope of audit arrangements; the independent accountants' suggestions for strengthening internal accounting controls; matters of concern to the committee, the independent accountants, or management relating to the Company's financial statements or other results of the annual audit; the review of internal accounting procedures and controls with the Company's financial and accounting staff; the review of the activities and recommendations of the Company's internal auditors and compliance auditors; and the review of financial statements and other financial information published by the Company.

Audit Committee Report

         It is the responsibility of management to prepare the financial statements and the responsibility of Crowe, Chizek and Company LLP, the Company's independent auditors, to audit the financial statements in accordance with generally accepted auditing procedures.

         In connection with its review of Premier Financial Bancorp's financial statements for 2001, the Audit Committee:

o Has reviewed and discussed the audited financial statements with management;
o Has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380); and
o Has received the written disclosures and the letter from the independent accountants required by Independence Standards
         Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence.

         The Audit Committee also discussed with management and the independent auditors the quality and adequacy of Premier Financial Bancorp's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Premier Financial Bancorp's Annual Report on Form 10-K for the year ended December 31, 2001.

                                                Members of the Audit Committee:

                                                /s/ E. V. Holder, Jr., Chairman

                                                /s/ Edsel R. Burns

                                                /s/ Keith F. Molihan



Compliance Committee
     The Compliance Committee of the Board of Directors consists of the following three non-employee directors: Toney K. Adkins, Chairman, E. V. Holder, Jr. and Wilbur Jenkins. The Committee reviews and recommends to the Board any written policies and procedures in place for the holding company and/or subsidiaries to comply with regulatory agencies and recommendations.

Compensation Committee
         The Compensation Committee of the Board of Directors consists of the following four non-employee directors: Marshall T. Reynolds, Chairman, Edsel R. Burns, Wilbur Jenkins and Keith Molihan. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Committee establishes the management compensation policy and the general compensation policies of the Company.

         The objectives of the Company's management compensation policy are to develop a policy that attract and retain the best available executive officers;

to motivate them to achieve the goals set forth in the Company's business plan; to link executive and stockholder interest through incentive-based compensation; and to provide the Company's performance, measured by both short-term and long-term achievements.

Compensation Committee Report
     Compensation Committee believes that the compensation program for executive officers should consist of two key elements:
o        a base salary, and
o        a performance-based annual bonus.

         The Compensation Committee believes the interests of the Company and its shareholders are served by this two-part approach. Under this approach the compensation of executive officers involves a part of their pay that is "at risk"--namely, the annual bonus. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on the attainment of individually customized performance targets.

         The Compensation Committee believes that the compensation of the Chief Executive Officer, Robert W. Walker, should be based largely on corporate performance relative to the Company's business plan. In setting Mr. Walker's salary and bonus, the Committee considered the role Mr.Walker was expected to play in the overall management of the Company upon his becoming Chief Executive Officer in October, 2001 and the level of compensation paid to his predecessor.

         Recommendations regarding the base salary of executive officers, other than the Chief Executive Officer, are made to the Committee by the Chief Executive Officer and either approved or modified by the Committee. The recommendation as to the bonus paid to each executive officer is based on a review by the Chief Executive Officer of the performance of the executive officer in attaining his performance targets for the prior year.

                                         Members of the Compensation Committee:

                                         /s/ Marshall T. Reynolds, Chairman

                                         /s/ Wilbur M. Jenkins

                                         /s/ Keith F. Molihan

                                         /s/ Edsel R. Burns


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of filings with the SEC and representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2001 with the reporting requirements of Section 16(a) of the Securities Exchange Act.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The individuals named in the following table are the executive officers of the Company under applicable SEC disclosure rules. Except as otherwise indicated, each executive officer has held the position indicated for the last five years.

         Name                               Age               Position
         ----                               ---               --------
         Marshall T. Reynolds               65                Chairman of the Board
         Robert W. Walker                   55                President and Chief Executive Officer
         Brien M. Chase                     37                Chief Financial Officer
                                                                   (Principal Accounting Officer)
         W. Harvey Coggin                   49                President, Citizens Bank (Kentucky), Inc.
         Bill Covington                     51                President, Farmers Deposit Bank
         Dennis Klingensmith                48                Chief Executive Officer, First Central Bank


     Mr. Chase began his duties as CFO of the Company on April 22, 2002. From June 1994 to June 2001, Mr. Chase was corporate accounting manager for One Valley Bancorp, a bank holding company headquartered in Charleston, West Virginia. He also served as controller for four of the One Valley Bancorp subsidiaries. Prior to that time, Mr. Chase was the Senior Accountant for One Valley Bancorp for four years.

     Mr. Coggin has held this position since April, 1999. Prior to that time, Mr. Coggin was a Senior Vice President at PNC Bank, Kentucky N.A.

     Mr. Walker has held this position since October, 2001. From September, 1998 until October, 2001, Mr. Walker was President, Boone County Bank, Inc.. Prior to that time, Mr. Walker was a Regional Vice President at Bank One, West Virginia N.A.

     Mr. Klingensmith has held this position since November, 2001. From June, 1998 until November, 2001, Mr. Klingensmith was a vice president with the Company. Prior to that time, Mr. Klingensmith was an area Chief Executive Officer for Bank One, West Virginia N.A.

     For additional information about Mr. Reynolds and Mr. Walker, see "ELECTION OF DIRECTORS."

EXECUTIVE COMPENSATION

Summary Compensation Table
         The following table summarizes compensation earned in 2001, 2000, and 1999 by the Company's Chief Executive Officer, its former Chief Executive Officers and certain of the Company's other executive officers who earned a salary and/or bonus in 2001 that exceeded $100,000. In accordance with rules of the Securities and Exchange Commission, the compensation of the Company's other executive officers is not required to be disclosed because none of these executive officers earned a salary and/or bonus in 2001 that exceeded $100,000.

====================================================================================================================
                                                                                      Long Term
                                                 Annual Compensation                 Compensation
--------------------------------------------------------------------------------------------------------------------

                                                                    Other         Securities
                                                                    Annual        Underlying         All other
Name and principal position     Year      Salary      Bonus      Compensation       Options        Compensation
                                           ($)         ($)           ($)              (#)            ($)(1)(3)
--------------------------------------------------------------------------------------------------------------------
Gardner Daniel                  2001     174,900       ----         1,430            -----             9,150
                                ------------------------------------------------------------------------------------
  Former President and CEO (2)  2000      81,400     50,000         6,150            -----             2,800
                                ------------------------------------------------------------------------------------
                                1999      35,000      -----          600             -----             4,267
--------------------------------------------------------------------------------------------------------------------
Robert W. Walker                2001     129,883      -----          737             -----             5,085
                                ------------------------------------------------------------------------------------
  President and CEO             2000      97,500     10,000          291             -----             4,204
                                -----------------------------------------------------------------------------------
  (3)                           1999      95,000      7,500         -----            -----             3,654
--------------------------------------------------------------------------------------------------------------------
Bill Covington                  2001     108,160      -----         16,976           -----             4,861
                                ------------------------------------------------------------------------------------
  President, Farmers            2000      83,500     49,355         3,600            -----             3,340
                                ------------------------------------------------------------------------------------
  Deposit Bank(4)               1999      82,700     65,000         3,757            -----             3,299
--------------------------------------------------------------------------------------------------------------------
W. Harvey Coggin                2001     100,500      -----         3,180            -----             4,380
                                ------------------------------------------------------------------------------------
  President, Citizens           2000      95,000      7,000         3,000            -----             2,497
                                ------------------------------------------------------------------------------------
  Bank (Kentucky), Inc.(5)      1999      95,000      5,000         1,800            -----             1,967
--------------------------------------------------------------------------------------------------------------------
Dennis Klingensmith             2001     100,000      -----         2,314            -----             4,290
                                ------------------------------------------------------------------------------------
  Chief Executive Officer,      2000      97,500      5,000          -----           -----             2,800
                                ------------------------------------------------------------------------------------
  First Central Bank            1999      95,000      5,000          -----           -----             3,553
====================================================================================================================

------------------------

(1)      Employer contributions to the Company's 401(k)/Profit Sharing Plan.

(2) Mr. Daniel retired as President of the Company's subsidiaries, Georgetown Bank and Trust and Citizens Bank-Sharpsburg, on March 31, 1999. He returned from retirement on June 30, 2000, to serve as President and Chief Executive Officer of the Company. In 1999, Mr. Daniel received a salary from Georgetown Bank & Trust through the end of March. He received a salary from the holding company as its President and Chief Executive Officer in 2000 and 2001. Other annual compensation includes director's fees received from the bank subsidiaries.

(3) Mr. Walker was hired on June 29, 1998 as Vice President of the Company. On September 1, 1998, Mr. Walker became President of the Company's subsidiary, Boone County Bank. Mr. Walker earned a salary of $16,808 from the holding company through August 31, 1998, and a salary of $32,181 from Boone County Bank for September 1 through December 31, 1998. The salaries and bonus amounts for 1999 and 2000 were paid by the Company's subsidiary, Boone County Bank, for services rendered by Mr. Walker as President and Chief Executive Officer of that bank subsidiary. In October, 2001, Mr. walker became president and Chief executive Officer of the Company. During 2001, the company's subsidiary, Boone County Bank paid Mr. Walker $92,800 for services as President and Chief executive officer of that bank Subsidiary. The Company paid Mr. Walker $37,083 for services rendered as President and Chief executive officer of the Company.

(4) Salary and bonus amounts for all years were paid by the Company's subsidiary, Farmers Deposit Bank, for services rendered by Mr. Covington as President and Chief Executive Officer of that bank subsidiary.

(5) Mr. Coggin served as President of the Company's subsidiary, Georgetown Bank and Trust from April 1, 1999 to October 20, 2000. He currently serves as President of Citizens Bank (Kentucky), Inc., which is the combined entity of the Company's affiliates, Georgetown Bank and Trust and Citizens Bank-Sharpsburg.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

--------------------------------- ------------------ ------------------ ---------------------- ----------------------
                                                                                               Value of Unexercised
                                                                           # of Securities     In-the-Money Options
                                   Shares Acquired                           Underlying                  at
Name                                 on Exercise       Value Realized    Unexercised Options           FY-End
----                                     ---                 ---            -------------              ------
                                         (#)                 ($)            FY-End (#)(1)              ($)(2)
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
J. Howell Kelly(1)                      -----              -----               26,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
Benjamin T. Pugh(1)                     -----              -----               24,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
Bill Covington(1)                       -----              -----                3,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
Gardner E. Daniel(1)                    -----              -----                3,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
Robert W. Walker(1)                     -----              -----                1,500                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------

------------

(1)      All shares were exercisable at fiscal year-end.

(2) The value of any unexercised in-the-money stock option, of which there are currently none, would be equal to the difference between $8.30 (the closing price of the Common Stock on December 31, 2001) and the exercise price of the stock option.

                             STOCK PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder return on the Common Stock since December 31, 1996 with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was Standard & Poors 500 and the published industry index chosen was the SNL ($500M-$1B) Bank Asset-Size Index. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

Premier Financial Bancorp, Inc.

                                                                    Period Ending
                                       ------------------------------------------------------------------------
Index                                    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00     12/31/01
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ------------
Premier Financial Bancorp, Inc.            100.00      183.82      131.26       75.15       43.58        70.58
S&P 500                                    100.00      133.37      171.44      207.52      188.62       166.22
SNL $500M-$1B Bank Index                   100.00      162.56      159.83      147.95      141.62       183.73

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries and their affiliates and associates on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

         During the years ended December 31, 2001, 2000, and 1999, the Company or its subsidiaries have paid approximately $437,000, $391,000, and $432,000, respectively, for commercial printing services, office supplies and furniture from Champion Industries, Inc., Huntington, West Virginia, of which the Company's Chairman of the Board, Marshall T. Reynolds, is its President and Chief Executive Officer and a principal shareholder. The Company or its subsidiaries have also paid to Champion Industries, Inc. approximately $1,199,000, $1,066,000, and $820,000 in 2001, 2000, and 1999, respectively, to permit employees of the Company and its subsidiaries to participate in that corporation's medical benefit plan.

            APPROVAL OF 2002 EMPLOYEE STOCK OWNERSHIP INCENTIVE PLAN
                                (Item 2 on Proxy)

         At the annual meeting of Company shareholders held March 15, 1996, shareholders approved the Company's 1996 Employee Stock Ownership Plan (the "1996 Plan"), providing for the award of options with respect to up to 50,000 shares of Company common stock to employees. Pursuant to the terms of the 1996 Plan, the shares reserved for issuance thereunder were increased to 100,000 as a result of the Company's 2 for 1 stock split effected in the form of a dividend that occurred on March 29, 1996. Options covering all 62,000 reserved shares having been granted as of December 31, 2001 under the 1996 Plan, leaving 38,000 shares that are currently available thereunder.

         On April 17, 2002, the Company's Board of Directors adopted, subject to shareholder approval at the annual meeting, the Company's 2002 Employee Stock Ownership Incentive Plan. If approved by Company shareholders, the plan will become effective as of the date of such approval.

         We will reserve 500,000 shares of our common stock for issuance upon the grant or exercise of awards pursuant to the plan. As of December 31, 2001, there were approximately 274 employees eligible to participate in the plan.

         A summary of the plan is set forth below. The summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Annex A.

         The Company's Board of Directors recommends that shareholders vote "FOR" the approval of the 2002 Employee Stock Ownership Incentive Plan.

Summary of the Plan
-------------------

         Purpose. The purpose of the plan is to promote our success by linking the personal interests of our employees to those of our shareholders, and by providing participants with an incentive for outstanding performance.

         Permissible Awards. The plan authorizes the granting of awards in any of the following forms:

         - options to purchase shares of common stock,

         - restricted stock,

         - performance award payable in stock or cash, or

         - other stock-based awards.

         Administration. The plan is administered by the compensation committee of our Board of Directors. The committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may at any time administer the plan. If it does so, it will have all the powers of the committee.

         Stock Options. The committee is authorized to grant incentive stock options or non-qualified stock options under the plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code. The exercise price of an incentive stock option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years. The committee may grant options with a reload feature, which provides for the automatic grant of a new option for the number of shares that the optionee delivers as full or partial payment of the exercise price of the original option. Such new option must have an exercise price equal to the fair market value of the stock on the new grant date, would vest after six months and would have a term equal to the unexpired term of the original option.

         Restricted Stock Awards. The committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

         Performance Awards. The committee may grant performance awards that are designated in cash (performance units) or in shares of common stock (performance shares). The committee will have the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards in its discretion which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to the participant.

         Other Stock-Based Awards. The committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock as deemed by the committee to be consistent with the purposes of the plan, including, without limitation, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, and awards valued by reference to book value of shares of common stock or the value of securities of or the performance of specified parents or subsidiaries. The committee will determine the terms and conditions of any such awards.

         Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution.

         Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, all of such participant's outstanding options and awards will become fully vested and exercisable and all restrictions on his or her outstanding awards will lapse upon a change in control of the Company (as defined in the plan).

         Adjustments. In the event of a stock split, a dividend payable in shares of our common stock, or a combination or consolidation of our common stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If we are involved in another corporate transaction or event that affects our common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

         Termination and Amendment
         -------------------------
         Our Board of Directors or the committee may, at any time and from time to time, terminate or amend the plan without shareholder approval; but if an amendment to the plan would, in the reasonable opinion of the board or the committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the plan, or materially modify the requirements for eligibility, then such amendment will be subject to shareholder approval. In addition, the Board or the committee may condition any amendment on the approval our shareholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant. The committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our shareholders or otherwise permitted by the antidilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

         Federal Income Tax Treatment
         ----------------------------
         Incentive Stock Options. Incentive stock options ("ISOs") granted under the Plan will be subject to the applicable provisions of the Internal Revenue Code, including Section 422. If shares of common stock are issued to an optionee upon the exercise of an ISO, no income will be recognized by the optionee at the time of the grant of the ISO, and if no "disqualifying disposition" of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise, (ii) upon sale of the shares acquired by exercise of the ISO, any amount realized in excess of the option price will be taxable to the optionee, for federal income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes. If a "disqualifying disposition" of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the "bargain purchase element") and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be taxable as capital gain to the holder (for which the Company will not be entitled a federal income tax deduction). Upon exercise of an ISO, the optionee may be subject to alternative minimum tax. Pursuant to regulations proposed by the Department of Treasury and related administrative guidance issued by the IRS on November 13, 2001, ISOs which are exercised after December 31, 2002 will be subject to taxation under the Federal Insurance Contribution Act (FICA) and the Federal Unemployment Tax Act (FUTA). The proposed regulations would apply only after they are published as final regulations in the federal register, and are proposed to be effective, once finalized, with respect to the exercise of ISOs after December 31, 2002. Neither FICA nor FUTA will apply to the exercise of ISOs before January 1, 2003. If the proposed regulations are issued in final form, upon the exercise of an ISO after December 31, 2002, the individual who was granted the ISO will be deemed to receive wages for FICA and FUTA purposes. The amount of wages received will equal the excess of the fair market value of the stock acquired pursuant to the exercise of the ISO over the amount paid for the stock, determined as of the date of exercise, and such amount will be subject to FICA and FUTA withholding by the Company.

         Nonqualified Stock Options. With respect to nonqualified stock options ("NQSOs") granted to optionees under the Plan, (i) no income is realized by the optionee at the time the NQSO is granted, (ii) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, such amount is treated as compensation and is subject to both income and wage tax withholding, and the Company may claim a tax deduction for the same amount, and
(iii) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on the holding period.

         Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, so long as the awards are subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Internal Revenue Code Section 83(b) election.

         Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our only existing equity compensation plan, the 1996 Plan, as of December 31, 2001.

                                                                                        (c) Number of Securities
                                                                                        Remaining Available for
                               (a) Number of Securities     (b) Weighted Average        Future Issuance Under
                               to be Issued Upon Exercise   Exercise Price of           Equity Compensation Plans
                               of Outstanding Options,      Outstanding Options,        (Excluding Securities
Plan Category                  Warrants and Rights          Warrants and Rights         Reflected in Column (a))
Equity Compensation Plans
Approved by Shareholders..               62,000                    $13.71                         38,000

Total.....................               62,000                    ------                         38,000



         The Company's Board of Directors recommends that shareholders vote "FOR" the approval of the 2002 Employee Stock Ownership Incentive Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (Item 3 on Proxy)

         At its meeting held on April 17, 2002, the Board of Directors adopted the recommendation of the Audit Committee and selected Crowe, Chizek and Company, LLP to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2002. Crowe, Chizek and Company, LLP has served as the Company's independent public accountants and auditors since the 1995 fiscal year.

         Representatives of Crowe, Chizek and Company, LLP are expected to be present at the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001, and the reviews of the financial statements included in the Company's Forms 10-Q for that year were $121,000.

Financial Information Systems Design and Implementation Fees

         For the year ended December 31, 2001 no fees were incurred with Crowe, Chizek and Company, LLP for professional services rendered in connection with the design and/or implementation of the Company's financial information systems.

All Other Fees

         The aggregate fees billed for services rendered by Crowe, Chizek and Company, LLP, other than the services covered under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", above, for the year ended December 31, 2001, were $41,000.

         The Audit Committee of the Board of Directors has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees", above, is compatible with maintaining the principal accountant's independence.

         The Company's Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of Crowe Chizek as the Company's independent accountants for the 2002 fiscal year.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company by January 17, 2003 in order to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Shareholders.

                                  OTHER MATTERS

         The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

                                           By Order of the Board of Directors,

                                           /s/ E. V. Holder, Jr.
                                           -----------------------------------
                                           E.V. Holder, Jr.
                                           Secretary


Georgetown, Kentucky
April 30, 2002

ANNEX A
                         PREMIER FINANCIAL BANCORP, INC.

                  2002 EMPLOYEE STOCK OWNERSHIP INCENTIVE PLAN


ARTICLE 1. PURPOSE.

         The purpose of this 2002 Employee Stock Ownership Incentive Plan ("Plan") is to advance the interest of Premier Financial Bancorp, Inc., a Kentucky corporation ("Company"), and its subsidiaries, by encouraging employees who will largely be responsible for the long-term success and development of the Company to acquire and retain an ownership interest in the Company. The Plan is also intended to provide flexibility to the Company in attracting and retaining such employees and stimulating their efforts on behalf of the Company.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION.

         2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such meanings shall apply equally to both the singular and plural forms of the terms defined):

              (a) "Award" shall mean any Option, Restricted Stock Award or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted under the Plan.

              (b) "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

              (c) "Board" shall mean the Board of Directors of the Company.

              (d) "Cause" has the meaning assigned such term in the employment agreement, if any, between a Participant and the Company or a Subsidiary, or if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Cause" means any of the following acts by the Participant, as determined by the Board: (1) continued neglect in the performance of duties assigned to the Participant (other than for a reason beyond the control of the Participant) or repeated unauthorized absences by the Participant during scheduled work hours; (2) the Participant's egregious and willful misconduct, including dishonesty, fraud or continued intentional violation of Company or Subsidiary policies and procedures which is reasonably determined to be detrimental to the Company or a Subsidiary; (3) the Participant's final conviction of a felonious crime; or (4) the Participant's repeated material failure to meet reasonable performance criteria as established by the Company or a Subsidiary and communicated to the Participant.

              (e) A "Change in Control" shall mean any of the following events:

                  (1) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person (other than Marshall T. Reynolds and/or affiliates or associates of Mr. Reynolds) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities that are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                  (2) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new directors shall, for the purposes of the Plan, be considered as a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (3)  Approval by shareholders of the Company of:

                       (A) A merger, consolidation or reorganization involving the Company, unless

                             (i) the shareholders of the Company, immediately
                  before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                             (ii) The individuals who were members of the
                  Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the board of directors of the Surviving Corporation,

                              (iii) No Person, other than (w) the Company,
                  (x) any Subsidiary, (y) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or (z) any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities), has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then-outstanding voting securities, and

                             (iv) a transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction";

                       (B) A Complete liquidation or dissolution of the Company; or

                       (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

              (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

              (g) "Committee" shall mean the committee described in Section 3.1.

              (h) "Disability" shall mean a physical or mental infirmity that the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

              (i) "Effective Date" shall mean the date described in Section
11.1.

              (j) "Employee" shall mean an individual who is a full-time employee of the Company or a Subsidiary.

              (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

              (l) "Fair Market Value" on any date, means (i) if the Shares are listed on a securities exchange or are traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, all as reported by such source as the Committee may select, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

              (m) "ISOs" shall have the meaning given such term in Section 6.1.

              (n) "NQSOs" shall have the meaning given such term in Section 6.1.

              (o) "Option" shall mean an option to purchase Shares granted pursuant to Article 6. An Option may be either an ISO or a NQSO.

              (p) "Other Stock-Based Award" means a right, granted to an Employee under Article 9, that relates to or is valued by reference to Shares or other Awards relating to Shares.

              (q) "Option Exercise Price" shall mean the purchase price per share subject to an Option, which shall not be less than the Fair Market Value of the Share on the date of grant.

              (r) "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

              (s) "Performance Award" means Performance Shares or Performance Units granted pursuant to Article 7.

              (t) "Performance Share" means any right granted to a Participant under Article 7 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Shares.

              (u) "Performance Unit" means a right granted to a Participant under Article 7 to a unit valued by reference to a designated amount of cash or property other than Shares to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

              (v) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d) thereof.

              (w) "Plan" shall mean this Premier Financial Bancorp, Inc. 2002 Employee Stock Ownership Incentive Plan as the same may be amended from time to time.

              (x) "Restricted Stock Award" means Stock granted to a
Participant under Article 8 that is subject to certain restrictions and to risk of forfeiture.

              (y) "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement policy applicable to employees of the Company or any Subsidiary.

              (z) "Shares" shall mean the Company's Common Shares.

             (aa) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such Company.

         2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION.

     3.1 The Committee. The Plan shall be administered and interpreted by a committee (the "Committee") consisting of not less than three persons appointed by the Board of Directors of the Company from among its members. A person may serve on the Committee only if he or she is not eligible and has not received an Award under this Plan for at least one year before his or her appointment, and otherwise satisfies the definition of a disinterested person for purposes of Rule 16b-3 under the Exchange Act.

     3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to administer the Plan, including without limitation, the authority to:

                  (a)      select Participants to whom Awards are granted;

                  (b)      determine the type, size and frequency of Awards granted under the Plan;

                  (c)      determine the terms and conditions of Awards,  including any restrictions or conditions to the Award, which need not be identical;

                  (d)      cancel or  modify,  with the  consent  of the  Participant,  outstanding  Awards  and to grant new Awards in substitution therefor;

                  (e)      accelerate  the  vesting,  exercisability  of,  and  accelerate or waive any or all the restrictions  and conditions applicable to, any Award, for any reason;

                  (f)      extend the duration of an Option exercise period or term of an Award;

                  (g)      construe and interpret the Plan and any agreement or instrument entered into under the Plan;

                  (h)      establish, amend and rescind rules and regulations for the Plan's administration; and

                  (i)      amend the terms and conditions of any outstanding
                           Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee shall have sole discretion to make all other determinations that may be necessary or advisable for the administration of the Plan including, without limitation, the discretion to construe and interpret the Plan and any Award and establish, amend and revoke rules and regulations for the administration of the Plan. To the extent permitted by law, the Committee may delegate its authority as identified hereunder.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, Participants and their estates and beneficiaries.

     3.4 Section 16 Compliance; Bifurcation of Plan. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. If any plan provision, or any aspect of the administration of the

Plan, is hereafter found not to be in compliance with Section 16 of the Exchange Act, the provision or administration shall be deemed null and void, and the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4. SHARES AVAILABLE UNDER THE PLAN.

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.2, the number of Shares reserved for issuance upon the exercise of Awards is 500,000 Shares. The maximum number of Shares that may be issued pursuant to Options intended to be ISOs shall be 300,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market or in private transactions. If and to the extent Awards shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an Award), or shall be forfeited, without, in either case, the Participant having realized any of the economic benefits of a shareholder, the Shares associated with such Awards (to the extent not fully exercised, forfeited or as to which no economic benefit was realized) shall again become available for Awards under the Plan.

                  (b) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the numbers of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the maximum number of shares available for delivery pursuant to Awards under the Plan, other than Incentive Stock Options. To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares shall again be available for the grant of Awards under the Plan.

         4.2 Adjustments in Authorized Shares and Outstanding Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, share dividend, stock split, reverse stock split, cash dividend, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may substitute or adjust the total number and class of Shares or other stock or securities that may be issued under the Plan, and the number, class and/or price of Shares or other stock or securities subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Awards; and further provided, that the number of Shares or other stock or securities subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION.

         All Employees of the Company and its Subsidiaries are eligible to receive Awards under the Plan. In selecting Employees to receive Awards under the Plan, as well as in determining the number of Shares subject to and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan, including the duties of the Employees, their present and potential contribution to the success of the Company and their anticipated number of years of active service remaining with the Company or a Subsidiary.

ARTICLE 6. STOCK OPTIONS.

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time from time to time in the form of options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code (ISOs), Options that are not intended to so qualify (NQSOs) or a combination thereof.

         6.2 Option Agreement. Each Award shall be evidenced by an Award Certificate that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates and such provisions as the Committee may determine or that are required by the Plan. The Award Certificate shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted.

         6.3 Option Exercise Price. The Committee shall determine the Option Exercise Price at which Shares may be purchased by a Participant under an Option, which shall not be less than the Fair Market Value of the Shares on the date the Option is granted (the Grant Date). In the Committee's discretion, the Grant Date of an Option may be established as the date on which the Committee action approving the Option is taken or at any later date specified by the Committee.

         6.4 Duration of Options. Subject to Section 3.2(f) and Section 6.8, each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth (10th) anniversary of its Grant Date.

         6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. Options shall be exercised by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment of the Option Exercise Price and all applicable withholding taxes.

         6.6 Payment of Option Exercise Price. The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise, at the discretion of the Committee, either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares having a Fair Market Value at the time of exercise equal to the Option Exercise Price, (c) any other reasonable consideration that the Committee may deem appropriate in (a), (b) and (c) of this Section 6.6. The Committee may permit the cashless exercise of Options as permitted by applicable law and regulations, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law.

         6.7 Vesting Upon Change in Control. Upon a Change in Control, any then outstanding Options and Awards held by a Participant shall become fully vested and immediately exercisable.

         6.8 Termination of Employment. If the employment of a Participant is terminated for Cause, all then outstanding Options and Awards of such Participant, whether or not exercisable, shall terminate immediately. If the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or his personal representative at any time prior to the earlier of the expiration date of the Options or the date that is ninety (90) days after the date of such termination of employment. In the event of the Disability or Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant
(a) in the case of NQSOs, within one (1) year after the date of Disability or Retirement and (b) in the case of ISOs, within ninety (90) days after Disability or Retirement; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time within one (1) year after the date of death or determination of Disability; provided, however, that no such Options may be exercised on a date subsequent to their expiration. Options may be exercised as provided in this Section 6.8 (a) in the event of the death of a Participant, by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of his estate and (b) in the event of the Disability of a Participant, by the Participant, of if such Participant is incapacitated, by his legal representative.

         6.9 Limits on Incentive Stock Option. The aggregate Fair Market Value of Shares covered by Incentive Stock Options granted under this Plan or any other stock option plan of the Company or any Subsidiary that become exercisable for the first time by any Participant in any calendar year shall not exceed $100,000. The aggregate Fair Market Value will be determined at the Grant Date. An Incentive Stock Option shall not be granted to any Participant who, on the Grant Date, owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

ARTICLE 7. PERFORMANCE AWARDS.

         7.1 Grant of Performance Awards. The Committee is authorized to grant Performance Shares or Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares or Performance Units granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 7.2.

         7.2 Performance Goals. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary, region, department or function within the Company or a Subsidiary. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee.

         7.3 Right to Payment. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or property other than Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Award that will be paid to the Participant.

         7.4 Other Terms. Performance Awards may be payable in cash, Shares, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination of the amount of the Award by the Committee, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 8. RESTRICTED STOCK AWARDS.

         8.1 Grant of Restricted Stock.The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

         8.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         8.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         8.4 Certificates for Restricted Stock. An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to share of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 9. STOCK OR OTHER STOCK-BASED AWARDS.

         9.1 Grant of Stock or Other Stock-based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of the Company or specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 10. PROVISIONS APPLICABLE TO AWARDS.

         10.1 Stand-alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 11. EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION.

         11.1 Effective Date. The Plan shall become effective on the date the Plan shall have been approved by both the Board of Directors and the holders of a majority of the Shares of the Company represented in person or by proxy at a meeting of shareholders of the Company at which the Plan is submitted for approval.

         11.2 Termination Date. The Plan shall terminate on the earliest to occur of (a) the tenth (10th) anniversary of the date on which the Plan is adopted by the Board of the Company, (b) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Awards or
(c) such other date as the Board may determine in accordance with Section 11.3.

         11.3 Amendment, Modification and Termination. The Board may, at any time, amend, modify or terminate the Plan. However, without the approval of shareholders of the Company (as may be required by the Code or Section 16 of the Exchange Act and the rules promulgated thereunder), no such amendment, modification or termination may:

                  (a)      materially increase the benefits accruing to Participants under the Plan;

                  (b)      materially  increase  the total  amount of Shares that may be issued  under the Plan, except as provided in Section 4.2; or

                  (c)      materially modify the class of Employees eligible to participate in the Plan.

The Committee may amend the terms of any Award, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.

         11.4 Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Participant holding such Award.

ARTICLE 12. VESTING UPON CHANGE IN CONTROL.

         Upon any Change in Control, any then outstanding Options and Awards held by a Participant shall become fully vested and immediately exercisable and all restrictions on outstanding Awards shall lapse. To the extent this provision causes ISO's to exceed the dollar limitation set forth in Section 6.9, the excess Options shall be deemed to be NQSO's.

ARTICLE 13. NON-TRANSFERABILITY.

         A Participant's rights under this Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution.

ARTICLE 14. NO GRANTING OF EMPLOYMENT RIGHTS.

         Neither the Plan, nor any action taken under the Plan, shall be construed as giving any employee the right to become a Participant, nor shall any Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may be provided by any written agreement between the Company and the Participant.

ARTICLE 15. WITHHOLDING.

         15.1 Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant or exercise made under or as a result of the Plan.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options or upon any other taxable event under the Plan pursuant to which Shares are to be received by the Participant (Taxable Event), a Participant may, subject to the discretion of the Committee, make an election (a Tax Election) to satisfy the withholding requirement with respect to such Shares, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal to the amount required to be withheld under applicable law.

ARTICLE 16. INDEMNIFICATION.

         No member of the Board or the Committee, nor any officer, or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 17. SUCCESSORS.

         All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. GOVERNING LAW.

         To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflict of law rules.

IN WITNESS WHEREOF, Premier Financial Bancorp, Inc. has caused this 2002 Employee Stock Ownership Incentive Plan to be executed by the undersigned officer this _____ day of ________________, 2002.

                                          PREMIER FINANCIAL BANCORP, INC.

                                          By:___________________________________

                                          _______________________, President and
                                          Chief Executive Officer

ATTEST:

--------------------------------------

_______________________,Secretary